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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K

                                Current Report
                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 11, 2007


                             AMBASE CORPORATION
          (Exact name of registrant as specified in its charter)



           Delaware                   1-07265                95-2962743
 (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
  of incorporation)                                        Identification No.)



                  100 PUTNAM GREEN, GREENWICH, CT 06830-6027
         (Address of principal executive offices, including zip code)


                                (203) 532-2000
            (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent registered public accounting firm

     (i) On September 11, 2007, AmBase Corporation (the "Registrant") dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Registrant's Accounting and Audit Committee and the Board of Directors participated in and approved the decision to change its independent registered public accounting firm.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the fiscal years ended December 31, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii)During the fiscal years ended December 31, 2005 and 2006 and through September 11, 2007, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     (iv) During the fiscal years ended December 31, 2005 and 2006 and through September 11, 2007, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 14, 2007, is filed as (Exhibit 16 to this Form 8-K).

(b)  New independent registered public accounting firm

     (i) The Registrant engaged UHY LLP as its new independent registered public accounting firm as of September 11, 2007. During the fiscal years ended December 31, 2005 and 2006 and through September 11, 2007, the Registrant has not consulted with UHY LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     16.  PricewaterhouseCoopers  LLP's letter  addressed to the  Securities and
Exchange   Commission,   dated   September 14, 2007, indicating  their
agreement with the statements contained in this Form 8-K filing.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMBASE CORPORATION



Date:  September 14, 2007                    By:    /s/ John P. Ferrara
                                             --------------------------
                                             John P. Ferrara
                                             Vice  President and
                                             Chief Financial Officer and
                                             Controller (Principal Financial
                                             and Accounting Officer)